Fees Summary	Dec. 02, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 1,245,144,500.00
Previously Paid Amount	0.00
Total Fee Amount	171,954.46
Total Offset Amount	0.00
Net Fee	$ 171,954.46
Final Prospectus	false